Convertible Loan Receivable (Tables)	12 Months Ended
Dec. 31, 2025
Convertible Loan Receivable [Abstract]
Schedule of Unobservable Inputs (Level 3 Inputs) Used in Measuring the Fair Value of the Convertible Loan Receivable

The fair value of the Additional Loan is determined using a Black-Scholes pricing model. As such, the Additional Loan is classified within Level 3 of the fair value hierarchy. A summary of significant unobservable inputs (Level 3 inputs) used in measuring the fair value of the loan commitment liability issued are as follows:

Loan commitment liability
Conversion ratio of EEH’s fully diluted share capital	5.1%
Underlying asset value (GBP in thousands)	12,012
Expected term (years)	2
Exercise price (GBP in thousands)	1,156
Expected volatility	27.52%
Risk-free interest rate	3.92%
Expected dividend yield	-